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                                 AMENDMENT NO. 3

                                       TO

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 3 ("Amendment No. 3") is entered into as of May 13, 1997, by and between Cold Metal Products, Inc., a New York corporation having its principal place of business at 8526 South Avenue, Youngstown, Ohio 44514 ("Borrower") and The Bank of New York having an office at 1290 Avenue of the Americas, New York, New York 10104 ("Bank").

                                   BACKGROUND
                                   ----------

                  Borrower and Bank are parties to a Second Amended and Restated Credit and Security Agreement dated as of August 1, 1994, as amended by Amendment No. 1 dated as of June 30, 1995 and Amendment No. 2 dated as of December 31, 1996 (as amended and as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Bank provided Borrower with certain financial accommodations.

                  Borrower has requested that Bank amend the Loan Agreement on the terms set forth herein and Bank is willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Bank, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                  2.1. Section 1.2 of the Loan Agreement is hereby amended as follows:

                  (a) the following defined terms are hereby added in their appropriate alphabetical order:

                  "AMENDMENT NO. 3" shall mean Amendment No. 3 to Second Amended and Restated Credit and Security Agreement dated as of May 13, 1997.

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                  "AVERAGE MONTHLY LIBOR RATE" shall mean the rate per annum for the one month LIBOR rate as published in THE WALL STREET JOURNAL, averaged monthly on a calendar month basis.

                  "BORROWING BASE CERTIFICATE" means a certificate duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit 1.2(c).

                  "HAMILTON MORTGAGE" shall mean the Charge/Mortgage of Land executed by Guarantor in favor of Bank with respect to the Hamilton Property securing the original principal amount of $55,000,000 together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof.

                  "HAMILTON PROPERTY" shall mean all of Guarantor's right, title and interest in and to its flat rolled processing facility at 475 Kenora Avenue, Hamilton, Ontario.

                  "LIBOR RATE LOAN" shall mean an Advance at any time that it bears interest based on the Average Monthly LIBOR Rate.

                  (b) the following defined terms are hereby amended in their entirety to provide as follows:

                  "MAXIMUM LOAN AMOUNT" shall mean $55,000,000.

                  "MAXIMUM REVOLVING ADVANCE AMOUNT" shall mean $55,000,000.

                  "REVOLVING INTEREST RATE" shall mean an interest rate per annum equal to (a) the Alternate Base Rate with respect to Domestic Rate Loans,
(b) the sum of the Average Monthly LIBOR Rate plus one half of one percent (1/2%) with respect to LIBOR Rate Loans.

                  "TERM" shall mean the Closing Date through October 2, 2000, as same may be extended in accordance with the provisions of Section 13.1.

                  (c) the defined terms "Eurodollar Rate" and "Eurodollar Rate Loan" are hereby deleted and each reference in the Loan Agreement to "Eurodollar Rate" and "Eurodollar Rate Loan" is hereby replaced with "Average Monthly LIBOR Rate" and "LIBOR Rate Loan," respectively.

                  2.2. Section 2.1(a) is hereby amended in its entirety to read as follows:

                           "2.1. (a) REVOLVING ADVANCES. Subject to the terms
                  and conditions set forth in this Agreement, Bank

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                  will make Revolving Advances to Borrower in aggregate amounts outstanding at any time equal to the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit and Acceptances or (y) an amount equal to the sum of:

                                            (i) up to 85%, subject to the
                  provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables (calculated after converting the Receivables of Guarantor from Canadian Dollars to U.S. Dollars), PLUS

                                            (ii) up to 60%, subject to the
                  provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates"); PROVIDED, however, the maximum amount of outstanding Advances against Eligible Inventory shall not exceed $33,000,000 at any one time, PLUS

                                            (iii) but only until the release of
                  Bank's Liens in accordance with Section 4.21 of this Agreement, $7,900,000, which amount shall be reduced by $100,000 on the first day of each month commencing June 1, 1997 until October 2, 2000 when the entire unpaid balance of such amount shall be due and payable, MINUS

                                            (iv) the aggregate amount of
                  outstanding Letters of Credit and Acceptances, MINUS

                                            (v) such reserves as Bank may
                  reasonably deem proper and necessary from time to time.

                           The amount derived from (x) the sum of Sections
                  2.1(a)(y)(i) (ii) and (iii) minus (y) Section 2.1(a)(y)(v) at any time and from time to time shall be referred to as the "Formula Amount"."

                  2.3. Section 2.2 is hereby amended by (x) deleting the "(a)" before the first paragraph of that Section, (y) deleting clauses (b) through (g) of that Section, and (z) inserting the following after the first sentence thereof:

                  "Notwithstanding the foregoing, Bank will not make any Advance pursuant to any notice unless Bank has also received the most recent Borrowing Base Certificate required under Section 9.2 hereof." Each request for a Revolving Advance shall be deemed to be a request for a LIBOR Rate Loan unless a Domestic Rate Loan is specifically requested. Whenever, subsequent to the

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                  date of this Agreement, the Alternate Base Rate or Average
                  Monthly LIBOR Rate is increased or decreased, the applicable Revolving Interest Rate shall be similarly changed without notice or demand by an amount equal to the amount of such change in the Alternate Base Rate or Average Monthly LIBOR Rate, as applicable.

                  2.4. Section 3.1 is hereby amended in its entirety to read as follows:

                  "Interest on Advances shall be payable in arrears on the last day of each month. Interest charges shall be computed on the actual principal amount of Revolving Advances outstanding at the end of each day at a rate per annum equal to the Revolving Interest Rate for Domestic Rate Loans and the Average Monthly LIBOR Rate with respect to LIBOR Rate Loans. Commencing thirty
                  (30) days after the due date for any financial statement required hereunder which financial statement indicates the occurrence of an Event of Default, and during the continuation of such Event of Default, the Obligations shall bear interest at the applicable Revolving Interest Rate plus two (2%) percent per annum (the "Default Rate")."

                  2.5. The first sentence of the first paragraph of Section 3.2 is hereby amended in its entirety to read as follows:

                           "Borrower shall pay Bank (i) (A) for issuing or
                  causing the issuance of a standby Letter of Credit, a fee computed at a rate per annum of one and one half percent (1.5%) on the outstanding amount thereof from time to time,
                  (B) for issuing or causing the issuance of a Letter of Credit that is not a standby Letter of Credit, a fee equal to one percent (1%) per annum of the original and each increase in the face amount thereof computed on the undisbursed amount thereof from time to time, on the actual number of days elapsed (the fees set forth in (A) and (B) referred to as "Letter of Credit Fees"), and (C) for the acceptance of a draft (whether or not discounted by Bank), a fee ("Acceptance Fee") consisting of: (1) the then prevailing discount rate applicable to Acceptances of a like tenor and amount and (2) one percent (1%) per annum of the face amount of the accepted draft, and (ii) Bank's other customary charges payable in connection with Letters of Credit or Acceptances, as the case may be, as in effect from time to time (which charges shall be furnished to Borrower by Bank upon request)."

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                  2.6. Section 3.3 is hereby amended by adding "(a)" before
"Amendment Fee" and adding a clause (b) as follows:

                                    (b) EXTENSION FEE. Upon the execution of
Amendment No. 3, Borrower shall pay Agent an extension fee of $10,000.00.

                  2.7. Section 7.6 is hereby amended by deleting
"$5,000,000" and inserting "$12,000,000" in its place instead.

                  2.8. Section 9.2 is hereby amended by inserting the following sentences after the first sentence thereof:

                  "Further, Borrower shall deliver to Bank on or before the twentieth (20th) day of each month a Borrowing Base Certificate as of the last day of the prior month. The Borrowing Base Certificate shall replace the daily reporting requirements in existence prior to the effective date of Amendment No. 3, subject to the right of Bank to require such daily reporting requirements following the occurrence and during the continuance of an Event of Default."

                  2.9. Section 13.1 is hereby amended in its entirety to read as follows:

                  "13.1 TERM. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each of Borrower and Bank, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided. The Term shall be automatically extended for successive periods of one (1) year each unless terminated by either party at the end of such initial Term or any successive Term by giving the other party sixty (60) days prior written notice. Borrower may terminate this Agreement at any time upon ten (10) days' prior written notice ("Termination Date") upon payment in full of the Obligations."

                  2.10. Schedule 1 is hereby deleted in its entirety.

                  2.11. Schedule 1.2(a) is hereby amended in its entirety as set forth on Schedule 1.2(a) attached to Amendment No. 3.

                  3. CONDITIONS OF EFFECTIVENESS. This Amendment No. 3 shall become effective when Bank shall have received:

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                  (i) four (4) copies of this Amendment No. 3 executed by
Borrower and consented to and agreed to by Cold Metal Products Company, Ltd. as guarantor;

                  (ii) $10,000 in satisfaction of the extension fee;

                  (iii) consent of Participants who have purchased participating interests equal to 54.54% of the credit facility;

                  (iv) certified resolutions from the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment No. 3;

                  (v) an opinion of counsel in form and substance satisfactory to Bank and its counsel regarding the authorization, enforceability and validity of this Amendment No. 3;

                  (vi) a duly executed Hamilton Mortgage in form and substance satisfactory to Bank;

                  (vii) certified resolutions from the Board of Directors of Guarantor authorizing the execution, delivery and performance of the Hamilton Mortgage; and

                  (viii) receipt of the documentation set forth on the May 9, 1997 Closing Agenda prepared by Fasken Campbell Godfrey (except that the title insurance may be obtained subsequent to the receipt of the other items on such Closing Agenda pursuant to an undertaking in form and substance satisfactory to Fasken Campbell Godfrey).

                  4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

                           (a) This Amendment No. 3 and the Loan Agreement, as
                  amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                           (b) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Amendment No. 3.

                           (c) Borrower has no defense, counterclaim or offset
                  with respect to the Obligations.

                  5. EFFECT ON THE LOAN AGREEMENT.

                           (a) Upon the effectiveness of SECTION 2 hereof, each
reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall

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mean and be a reference to the Loan Agreement as amended hereby.

                           (b) Except as specifically amended herein, the Loan
Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                           (c) The execution, delivery and effectiveness of this
Amendment No. 3 shall not operate as a waiver of any right, power or remedy of Bank, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  6. GOVERNING LAW. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  7. HEADINGS. Section headings in this Amendment No. 3 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

                  8. COUNTERPARTS. This Amendment No. 3 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.

                  9. SUBSEQUENT AMENDMENT. At such time as (i) Bank shall have received fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Bank's satisfaction to evidence the form of such policies to be delivered with respect to the Hamilton Mortgage), in standard ALTA form, issued by a title insurance company satisfactory to Bank, each in an amount equal to not less than the fair market value of the Hamilton Property subject to the Hamilton Mortgage, insuring the Hamilton Mortgage to create a valid Lien on the Hamilton Property with no exceptions which Bank shall not have approved in writing and no survey exceptions, (ii) the Hamilton Mortgage shall have been duly registered, and (iii) Bank and Borrower have reached a mutually satisfactory resolution of the environmental issues raised by the environmental studies and reports provided to Bank in connection with the execution of this Amendment No. 3, Section 2.1(a)(y)(iii) shall be amended to reflect a mutually agreeable dollar amount in lieu of the "$7,900,000" amount presently set forth, which amended amount

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shall be "$18,000,000" subject to the resolution of the environmental issues referred to in clause (ii) above.

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                  IN WITNESS WHEREOF, this Amendment No. 3 has been duly
executed as of the day and year first written above.

                                     COLD METAL PRODUCTS, INC.

                                     By: /s/ Allen R. Morrow
                                         ----------------------------
                                     Name: Allen R. Morrow
                                     Title: Vice President and Treasurer

                                     THE BANK OF NEW YORK

                                     By:  /s/ Joseph A. Grimaldi
                                         ----------------------------
                                     Name: Joseph A. Grimaldi
                                     Title: Senior Executive Vice President

                       GUARANTOR CONSENT AND REAFFIRMATION

By its signature below, Cold Metal Products Company, Ltd. hereby consents to Amendment No. 3 and confirms that (i) its Guaranty Agreement dated as of August 4, 1987 in favor of Bank, as confirmed by Guaranty Confirmation dated as of August 1, 1994 (the "Guaranty"), (ii) the defined term "Collateral Documents" under the Guaranty shall be deemed to include the Hamilton Mortgage and (iii) the Collateral Documents (as defined in the Guaranty and as amended by clause
(ii) above), each remain in full force and effect and are in no way modified or impaired by Amendment No. 3 or any documents executed in connection therewith.

CONSENTED AND AGREED TO AS OF THE
DAY AND YEAR FIRST ABOVE WRITTEN:

COLD METAL PRODUCTS COMPANY, LTD.

By: /s/ James R. Harpster
   --------------------------
Name: James R. Harpster
Title: Chairman

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                                 EXHIBIT 1.2(c)

            BORROWING BASE CERTIFICATE FOR COLD METAL PRODUCTS, INC.
            --------------------------------------------------------

                  This Certificate is delivered pursuant to Section 9.2 of the Second Amended and Restated Revolving Credit and Security Agreement dated as of August 1, 1994 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), by and between Cold Metal Products, Inc. (the "Borrower") and The Bank of New York (the "Bank"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Loan Agreement.

                  The undersigned hereby certifies that he is the Chief Financial Officer of Borrower and that, as such, he is authorized to execute this Certificate on behalf of Borrower and further certifies that:

                  For purposes of this Certificate, the term "Borrowing Base Calculation Date" shall mean _______________ __, 199_.

                  (a) The net face amount of all Eligible Receivables as reflected on the books of Borrower as at the Borrowing Base Calculation Date, net of all credits, discounts, reserves and allowances applicable to such Eligible Receivables is $_____________.

                  (b) The product of (a) the Receivables Advance Rate applicable to Borrower times (b) the amount designated in Item 1 above is: $_____________.

                  (c) The value (calculated at the lower of cost or market value, determined on a first-in-first-out basis), of all Eligible Inventory as reflected on the books of Borrower as at the Borrowing Base Calculation Date applicable to such Eligible Inventory is: $________________.

                  (d) The product of (i) the Inventory Advance Rate applicable to Borrower times (ii) the amount designated in Item 3 above is: $____________.

                  (e) The outstanding amount under Section 2.1(a)(y)(iii) as of the Borrowing Base Calculation Date is: $_____________.

                  (f) The aggregate face amount of outstanding Letters of Credit as of the Borrowing Base Calculation Date is: $_____________.


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                  (g) As of the Borrowing Base Calculation Date, the Formula
Amount (without giving effect to any reserves established by you under Section 2.1(a)(v)) which is the sum of the amount designated in Item b above PLUS the amount designated in Item d PLUS the amount designated in Item e above is $_______.

                  (h) As of the Borrowing Base Calculation Date, the aggregate outstanding principal amount of all Advances to Borrower on such date does not exceed the lesser of (x) $55,000,000 less the aggregate amount of outstanding Letters of Credit and Acceptances, or (y) the amount designated in Item g above.

                  (i) As of the Borrowing Base Calculation Date the aggregate outstanding principal amount of all Advances based upon Eligible Inventory of Borrowers does not exceed $33,000,000.

                  (j) The information contained in this Certificate (including the information upon which the foregoing calculations are based) is true and complete in all material respects.

                  (k) Except as disclosed in this Certificate or in a prior certificate issued pursuant to Section 9.2 of the Loan Agreement, there has been no material adverse change in the Eligible Receivables or Eligible Inventory of Borrower since the most recent certificate issued pursuant to Section 9.2 of the Loan Agreement.

                  (l) The calculations contained herein are determined in accordance with GAAP consistently applied. All of the foregoing information regarding Eligible Receivables and Eligible Inventory is true and correct on the date hereof and relates solely to Eligible Receivables and Eligible Inventory within the meaning given such terms in the Loan Agreement.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of _____, 199_.

                                             COLD METAL PRODUCTS, INC.

                                             By:
                                                 ----------------------------

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